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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                           KPMG Peat Marwick LLP

Jacksonville, Florida
December 16, 1997